Exhibit 10.1

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

     This ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of December 14, 2004, in respect of the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company (the “Borrower”), the financial institutions parties thereto (the “Banks”), FORTIS CAPITAL CORP., a Connecticut corporation (“Fortis”), as a Bank, as an Issuing Bank, as Collateral Agent and as Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France (“BNP Paribas”), as a Bank, as an Issuing Bank, and as Documentation Agent.

          WHEREAS, the Borrower has requested that the Administrative Agent and the Banks agree to amend a certain provision of the Credit Agreement, as more fully set forth herein; and

          WHEREAS, the Administrative Agent and the Required Banks are willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Required Banks agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          2. Amendment. Section 7.01(a)(iii) of the Credit Agreement is hereby amended by inserting immediately following the phrase “setting forth in each case in comparative form the figures for the previous fiscal year” the phrase “except that no such comparative figures shall be required for the fiscal year ended September 30, 2004”.

          3. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants (a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) that no Event of Default exists and no event or condition exists or has occurred which with passage of time, or notice, or both, would become an Event of Default (a “Default”), and (c) that Borrower is fully authorized to enter into this

Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

          4. Conditions Precedent. This Amendment shall become effective upon the Administrative Agent and the Banks having received:

          (a) Payment of all fees and expenses owed to them; and

          (b) Executed originals of each of the following documents and instruments, in form and substance satisfactory to the Administrative Agent and the Banks:

          (i) this Amendment, duly executed by Borrower and the Required Banks;

          (ii) such other documents or certificates as the Administrative Agent may reasonably request.

          5. Miscellaneous.

                (a) No Other Amendments or Waivers. Except as expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof.

                (b) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

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                (d) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without reference to principles of conflicts of laws); provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

                (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURE PAGES FOLLOW]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company
By:	/s/ C. RICHARD ALFORD
Name:	C. Richard Alford
Title:	Senior Vice President

Borrower’s Address: 11251 Northwest Freeway, Suite 400 Houston, Texas 77092 Attention: Ronald W. Bahr Telephone: (713) 688-7771 Facsimile: (713) 688-5124

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[Amendment to Credit Agreement]

FORTIS CAPITAL CORP., a Connecticut corporation as Administrative Agent, Collateral Agent, Issuing Bank and a Bank
By:	/s/ IRENE RUMMEL
Name:	Irene Rummel
Title:	Senior Vice President

By:	/s/ LEONARD RUSSO
Name:	Leonard Russo
Title:	Director

15455 N. Dallas Parkway Suite 1400 Dallas, TX 75001 Telephone: (214) 953-9313 Facsimile: (214) 969-9332

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[Amendment to Credit Agreement]

BNP PARIBAS, a bank organized under the laws of France as a Bank, Issuing Bank, and Documentation Agent
By:	/s/ EDWARD CHIN
Name:	Edward Chin
Title:	Managing Director

By:	/s/ RICK WERNLI
Name:	Rick Wernli
Title:	Director

787 Seventh Avenue New York, New York 10019 Attention: Ed Chin Telephone: (212) 841-2020 Facsimile: (212) 841-2536

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[Amendment to Credit Agreement]

SOCIÉTÉ GÉNÉRALE, as a Bank
By:	/s/ EMMANUEL CHESNEAU
Name:	Emmanuel Chesneau
Title:	Director

By:	/s/ CHUNG-TAEK OH
Name:	Chung-Taek Oh
Title:	Associate

1221 Avenue of the Americas New York, New York 10020 Attention: Barbara Paulsen Telephone: (212) 278-6496 Facsimile: (212) 278-7417

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[Amendment to Credit Agreement]

NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, as a Bank
By:	/s/ DAVID PERSHAD
Name:	David Pershad
Title:	Vice President

By:	/s/ GUILLAUME DE PARSCAU
Name:	Guillaume de Parscau
Title:	First Vice President & Manager Commodities Finance Group

1251 Avenue of the Americas, 34th Floor New York, New York 10020 Attention: David Pershad Telephone: (212) 872-5015 Facsimile: (212) 354-9095

RZB FINANCE LLC, as a Bank
By:	/s/ HERMINE KIROLOS
Name:	Hermine Kirolos
Title:	Group Vice President

By:	/s/ GRISELDA ALVIZO
Name:	Griselda Alvizo
Title:	Vice President

1133 Avenue of the Americas New York, New York 10036 Attention: Hermine Kirolos Telephone: (212) 845-4114 Facsimile: (212) 944-6389

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[Amendment to Credit Agreement]

UFJ BANK LIMITED, NEW YORK BRANCH, as a Bank
By:	/s/ L.J. PERENYI
Name:	L.J. Perenyi
Title:	Vice President

Attention: L.J. Perenyi Telephone: Facsimile:

BROWN BROTHERS HARRIMAN & CO., as a Bank
By:	/s/ PAUL FELDMAN
Name:	Paul Feldman
Title:	SVP

Attention: Telephone: 212-493-7732 Facsimile: 212-493-8998

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CONSENTED TO: ATMOS ENERGY HOLDINGS, INC., Guarantor
By:	/s/ LAURIE M. SHERWOOD
Name:	Laurie M. Sherwood
Title:	Vice President & Treasurer

1800 Three Lincoln Centre 5430 LBJ Freeway Dallas, TX 75240

[Amendment to Credit Agreement]